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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               __________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               __________________



        Date of report (Date of earliest event reported): August 16, 2000


                               M.A. HANNA COMPANY
                               ------------------
               (Exact name of registrant as specified in charter)


                     Delaware                                1-5222
                    ----------                              --------
 (State or other jurisdiction of incorporation)      (Commission File No.)


                                   34-0232435
                                   -----------
                       (IRS Employer Identification No.)


      Suite 36-5000, 200 Public Square, Cleveland, Ohio       44114-2304
      ------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5. OTHER EVENTS

         On August 16, 2000, M.A. Hanna Company, a Delaware corporation ("M.A. Hanna"), issued a press release announcing that Phillip D. Ashkettle has departed as Chairman, Chief Executive Officer and President of M.A. Hanna. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         Under the terms of the Agreement and Plan of Consolidation, dated as of May 7, 2000 (the "Consolidation Agreement"), between The Geon Company, a Delaware corporation ("Geon"), and M.A. Hanna, and subject to the provisions of the proposed regulations of PolyOne Corporation, the corporation to be formed as a result of the consolidation of Geon and M.A. Hanna ("PolyOne"), Mr. Ashkettle was to serve as Chairman of PolyOne through the PolyOne 2004 annual shareholders meeting and as Chief Executive Officer of PolyOne until December 31, 2001. Thomas A. Waltermire was to serve as President and Chief Operating Officer of PolyOne until December 31, 2001 and as Chairman and Chief Executive Officer of PolyOne at such time as Mr. Ashkettle ceased to hold those offices. As a consequence of Mr. Ashkettle's departure, the Boards of Directors of M.A. Hanna and Geon have agreed to amend the Consolidation Agreement to (i) appoint Carol
A. Cartwright, currently a director of M.A. Hanna, to serve in the place of Mr. Ashkettle on the Board of Directors of PolyOne and (ii) appoint Mr. Waltermire to serve in the place of Mr. Ashkettle as Chairman, Chief Executive Officer and President of PolyOne upon the consummation of the consolidation. The Boards of Directors of M.A. Hanna and Geon have also agreed to make certain technical amendments to the Consolidation Agreement to reflect the foregoing changes and facilitate in the closing of the transaction. A copy of the amendment to the consolidation agreement is attached as Exhibit 2.1 and is incorporated herein by reference in its entirety.

         Also as a consequence of the foregoing, the Boards of Directors of M.A. Hanna and Geon have agreed to revise the proposed regulations of PolyOne to reflect these changes. A copy of the revised proposed regulations of PolyOne is attached as Exhibit 3.1 and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         2.1 Amendment to Agreement and Plan of Consolidation, dated August 15, 2000, by and among The Geon Company, M.A. Hanna Company and Consolidation Corp.

         3.1      Regulations of PolyOne Corporation.

         99.1     Press Release of M.A. Hanna Company, dated August 16, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 M.A. HANNA COMPANY


                                 By:      /s/ John S. Pyke, Jr.
                                        ---------------------------------------
                                        Name:   John S. Pyke, Jr.
                                        Title:  Vice President, General Counsel
                                                 and Secretary



Dated:  August 16, 2000



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                                  EXHIBIT INDEX



         Exhibit No.               Description
         -----------               -----------

         2.1 Amendment to Agreement and Plan of Consolidation, dated August 15, 2000, by and among The Geon Company, M.A. Hanna Company and Consolidation Corp.

         3.1      Regulations of PolyOne Corporation.

         99.1     Press Release of M.A. Hanna Company, dated August 16, 2000.